Exhibit 99.1

2 Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, and EBIT, which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of EBITDA, Adjusted EBITDA and EBIT to net income, the most directly comparable measure calculated in accordance with GAAP, is provided in the Appendix included in this presentation. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “may,” “hope,” “potential,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the operation of our business. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other factors noted in the Company’s Annual Report on Form 10-K, any Quarterly Reports on Form 10-Q and the other documents that the Company files from time to time with the Securities and Exchange Commission. These documents are available on the Company’s website at https://cactuswhd.com/investors/sec-filings/ or through the SEC’s Electronic Data Gathering and Analysis Retrieval (EDGAR”) system at www.sec.gov. The risk factors and other factors noted therein could cause actual results to differ materially from those contained in any forward-looking statement. We disclaim any duty to update and do not intend to update any forward- looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Information Presented Except as otherwise indicated or required by the context, references in this presentation to the “Company,” “Cactus,” “we,” “us” and “our” refer to (i) Cactus Wellhead, LLC (“Cactus LLC”) and its consolidated subsidiaries prior to the completion of our IPO and (ii) Cactus, Inc. (“Cactus Inc.”) and its consolidated subsidiaries (including Cactus LLC) following the completion of our IPO on February 12, 2018. Cactus LLC is our accounting predecessor. Important Disclosures

3  Mr. Bender has served as President and CEO since co-founding Cactus Wellhead, LLC (“Cactus LLC”) in 2011.  Mr. Bender previously was President of Wood Group Pressure Control from 2000 to 2011.  Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011.  Mr. Bender graduated from Princeton University in 1975 with a Bachelor of Science in Engineering and from the University of Texas at Austin in 1977 with a Master of Business Administration. Scott Bender President & CEO Joel Bender Senior Vice President & Chief Operating Officer  Mr. Bender has served as Senior Vice President and COO since co-founding Cactus LLC in 2011.  Mr. Bender previously was Senior Vice President of Wood Group Pressure Control from 2000 to 2011.  Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011.  Mr. Bender graduated from Washington University in 1981 with a Bachelor of Science in Engineering and from the University of Houston in 1985 with a Master of Business Administration. Steven Bender Vice President of Operations  Mr. Bender has served as Vice President of Operations of Cactus LLC since 2011, managing all US service center and field operations.  Mr. Bender previously was Rental Business Manager of Wood Group Pressure Control from 2005 to 2011.  Mr. Bender graduated from Rice University in 2005 with a Bachelor of Arts in English and Hispanic Studies and from the University of Texas at Austin in 2010 with a Master of Business Administration. Steve Tadlock Vice President, Chief Financial Officer & Treasurer  Mr. Tadlock has served as Vice President, Chief Financial Officer & Treasurer, since March 2019.  Mr. Tadlock previously served as Vice President and Chief Administrative Officer since March 2018 and has also served as VP of Corporate Services since June 2017. He has worked with Cactus LLC since its founding in 2011 as a Board observer.  Mr. Tadlock previously worked at Cadent Energy Partners, where he served as a Partner from 2014 to 2017.  Mr. Tadlock graduated from Princeton University in 2001 with a Bachelor of Science in Engineering and from the Wharton School at the University of Pennsylvania in 2007 with a Master of Business Administration. William Marsh Vice President of Administration and General Counsel  Mr. Marsh has served as Vice President of Administration and General Counsel since May 2022.  Mr. Marsh previously had been of counsel with the law firm of Bracewell LLP from 2021 to 2022.  Mr. Marsh previously was with the Baker Hughes Company from 2013 to 2021, most recently serving as Chief Legal Officer.  Mr. Marsh obtained a Bachelor of Science in Accounting in 1985 and a Juris Doctor in 1989 from Brigham Young University. Experienced Executive Team

4 Experienced Management Team with Significant Equity Ownership & Strong Industry Relationships Innovative and Differentiated Products & Services that Sustain Relative Margin Resilience A Leading Pure Play Pressure Control Equipment Solutions Provider for Onshore Markets Returns Focused with Large Net Cash Balance Dynamic Operating and Manufacturing Capabilities 5 4 3 2 1 Through-Cycle Outperformance Investment Highlights

5 32.9% 39.1% 36.4% 34.7% 27.4% 31.0% Product 64% Rental 14% Field Service and Other 22% $341.2 $544.1 $628.4 $348.6 $438.6 $632.2 2017 2018 2019 2020 2021 YTD 2022 Ann. Revenue ($ in millions)2021 Revenue by Type  Bakken  Eagle Ford  Permian  SCOOP/STACK Company Overview *Product Revenue Includes Drilling and Production Consumables Cactus designs, manufactures, sells and rents highly engineered products which generate improved drilling and completions efficiencies while enhancing safety Selected Active Basins Note: YTD 2022 Ann. represents the first half of the year annualized. Source: Company filings. 1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) Net Capital Expenditures equals net cash flows from investing activities. Adjusted EBITDA(1) – Net Capital Expenditures(2) as % of Revenue 33.4% Margin 37.1% MarginAdjusted EBITDA(1) ($ in millions) Adj. EBITDA(1) as % of Revenue DJ / Powder River  Marcellus / Utica  Haynesville  Cooper, Australia $112.1 $212.6 $229.0 $121.0 $120.4 $195.7 2017 2018 2019 2020 2021 YTD 2022 Ann. 23.9% 26.5% 27.5% 29.5% 24.8% 26.9% 2017 2018 2019 2020 2021 YTD 2022 Ann.

Proprietary Equipment Across Drilling, Completion, and Production Phases of a Well

Technologically advanced wellhead and frac solutions deliver greater reliability and time savings

- Designed for pad drilling and intense completion environments
- Principal products: SafeDrill® wellheads, frac related rentals and production trees
- Time savings can exceed 30 hours of rig time per well

Drilling



Consumable Sale

Completion (Frac)



Temporary Rental

Production



Consumable Sale

Cactus Also Provides Field Service, Installation & Maintenance

6

7 1,931 1,814 1,699 1,800 755 495 853 1,011 918 417 463 15 61 110 169 109 99 211 272 270 145 193 0.8% 3.4% 6.4% 9.4% 14.4% 19.9% 24.8% 26.9% 29.5% 34.8% 41.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 0 50 100 150 200 250 300 350 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Cactus Rigs Followed Market Share Historical U.S. Onshore Market Share(1) Source: Baker Hughes Rig Count Data, as published on the Friday on or immediately preceding the 15th day of each month presented, and Cactus analysis. 1) Represents the number of active U.S. onshore rigs Cactus followed divided by the total number of active U.S. onshore rigs. Data represents the average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore drilling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid-month for each referenced period divided by the Baker Hughes U.S. onshore rig count during the corresponding period. 2011 represents December 2011 figures as of the middle of the month. 2012 – 2016 represents the average of mid-month June and December rig counts. 2017-2021 represents the average mid-month figure for Cactus for each month of the year and the annual Baker Hughes average for the U.S. onshore rig count. The number of active U.S. onshore rigs Cactus followed represents the approximate number of active U.S. onshore drilling rigs to which Cactus was the primary provider of wellhead products and corresponding services during drilling, as of mid-month. Cactus believes that comparing the total number of active U.S. onshore rigs to which it is providing its products and services at a given time to the total number of active U.S. onshore rigs on or about such time provides Cactus with a reasonable approximation of its market share with respect to its wellhead products sold and the corresponding services it provides. U.S. Onshore Rigs (1) Market Leader with Strong Market Share Significant U.S. Market Share Gains

8 31% 15% 13% 10% 9% 8% 7% Peer C Peer A Peer F Peer D Peer E Peer B 33% 26% 22% 18% 13% 13% 13% Peer A Peer B Peer C Peer D Peer E Peer F Differentiated Margin Profile Through the Cycle Total Adjusted EBITDA Margin (2014 – 2021) (1)(2) Source: Factset, Company filings. 1) Peer data represents Adjusted EBITDA where available per company filings and presentations. Peers include: ChampionX, Core Laboratories, Dril-Quip, National Oilwell Varco, Oil States International and TechnipFMC. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. TechnipFMC data represents FMC Technologies financial data from 2014 to 2016 and TechnipFMC plc data pro forma for the separation of Technip Energies for 2017 –2021. YTD 2022 represents the first and second calendar quarters of 2022. 2) Cactus data represents Adjusted EBITDA, defined as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, severance expenses, non-cash adjustments for the revaluation of the liability related to the tax receivable agreement, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue. YTD 2022 Adjusted EBITDA Margin (1)(2) Strength of margin profile relative to peers maintained through the cycle

Technologically Advanced Pad Drilling Wellhead Systems

Cactus SafeDrill®



Conventional Wellhead



SafeDrill® Advantages

Safety

- ✓ Fewer trips into confined space (cellar)
- ✓ No BOP manipulation after intermediate casing has been installed
- ✓ No "hot work" required to cut casing with torch

Time Savings

- ✓ Eliminates time consuming BOP manipulation
- ✓ No waiting on cement after running casing strings
- ✓ Mandrel hangers, pack offs run and set through BOPs

9

10 Average Active U.S. Onshore Rigs(1) Total U.S. Onshore Wells Drilled(1) 1. Source: Spears and Associates. 419 460 705 773 2020A 2021A 2022E 2023E 12,427 15,641 18,660 19,596 2020A 2021A 2022E 2023E Favorable Macro Trends Benefit Cactus  Recovery in energy demand driving increased need for oil & gas production  Industry underinvestment in 2020 and 2021 driving potential multi-year growth in rig and well counts  U.S. land rig count forecasted to grow by ~10% in 2023(1) Improving Activity Environment 8,310 10,900 11,755 12,351 2020A 2021A 2022E 2023E Total U.S. Frac Jobs(1)

Growing Product Revenue Per Rig Followed

Drivers For Increased Revenue Per Rig

- Sale of higher-end wellhead systems
  - Shift to higher-pressure wells requires higher value equipment
- Customer utilization of additional features
  - E&Ps increasingly value additional time-saving features as drilling costs escalate
- Implementation of cost recovery initiatives
- Evolution in artificial lift
  - Customer preference to utilize multiple forms of artificial lift during a well life-cycle increases product sales

Cactus Product Revenue Per U.S. Onshore Rig Followed(1)

(Data Indexed to 100)



174
162
159
147
119
100
2017
2018
2019
2020
2021
YTD 2022

1) Revenue per rig followed represents total company Product revenue divided by rigs followed, which represents the average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore drilling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid month for each of the three months in the applicable quarter.

11

12 24% 76% U.S. & Australia Rest-of-World Percentage of 2021 Global Land Rig Count (Excluding Russia & Central Asia) Source: Company estimates. Spears & Associates. 1. Excludes rigs in Russia and Central Asia. Significant Growth Potential Through Geographic Expansion Not yet established in regions that make up the majority of global rig activity Areas of potential expansion Countries where Cactus provided wellhead equipment prior to 2022 (1)

13 Differentiated Offerings Enable Customers to Meet ESG-Related Goals  Cactus enables customers to drill and complete wells faster  Translates to fewer rig and frac days & associated equipment  Lower operator emissions per barrel of production  Reduced carbon intensity per well  Fewer drilling days per well  More frac stages completed per day  Cactus’ equipment increases employee safety by enabling:  Automation of human- performed connections  Routine tasks to be performed remotely  Fewer trips into underground cellars  No “hot work” required to cut casing with torch  Recently began deploying equipment allowing for:  Environmentally friendly method for powering Cactus’ equipment and operations  Electric power generation at the wellsite  Reduced diesel usage Faster Safer Cleaner

14 Small Expenditures Can Have a Big Impact on Operators Components of Onshore Well Costs(1)  Cactus offerings make up a relatively small portion of the overall cost to drill & complete a well  Efficiency and reliability can cause a disproportionate amount of benefit for operators  Operators prioritize cost savings on larger ticket items Cactus Value Proposition Completion 54% Cactus Rentals 1% Cactus Products 1% Drilling 29% Other 15% 1) Source: EIA and Management estimates.

Flexible and Scalable Operating Footprint

U.S. Operations

- Service centers support field services and provide repair services
- Spread across all key producing basins
- Flexible cost structure at branches & Bossier City
  - Ability to scale costs and right-size in real-time
  - Minimal maintenance capex required


United States
Bossier City, Louisiana
Manufacturing Facility
Manufacturing
Service Centers
Headquarters

International Operations

- Established onshore business in Australia
- Started to provide rental equipment in the Middle East in late 2021
  - Approved as vendor in key Middle East markets
- First wellhead sale to South America in Q3 2022
- Booked first order for wellhead equipment in the Middle East in Q3 2022


Australia
Moomba
Brisbane
Adelaide
China
Suzhou, China
Manufacturing Facility
Middle East
South America

15

16 Responsive manufacturing in the U.S. supplemented by high volume production in China Bossier City Facility Suzhou Facility  Rapid-response manufacturing of equipment  5-axis computer numerically controlled machines  “Just-in-time” product capabilities allow Cactus to offer fast delivery time for parachute orders  No large near-term capital equipment needs following 2018 expansion  Cash cost of operations is highly variable  Less time-sensitive, high-volume wellhead equipment Wholly foreign owned enterprise (WFOE)  Continue to increase product types assembled and tested in Suzhou  Low cost of operation with low sensitivity to utilization  Identified additional international sourcing A Dynamic Manufacturing Advantage; Responsive, Highly Scalable and Lower Cost Highly Scalable and Low Fixed Cost Manufacturing Footprint

Experienced and Well Aligned Management Team with Strong Industry Relationships

- Management is well incentivized as it owns approximately 20% of the business
  - Over 80% of executive compensation deemed "at risk"
  - Performance-based stock compensation tied to Return on Capital Employed ("ROCE")
- Management team has built the foundation of this company over more than four decades
- Track record of building and successfully monetizing similar businesses
- Strength of leadership and loyalty is attested by management and operating teams that joined from past ventures



1959
1975
1980
1985
1990
1995
2000
2005
2010
2015
2020
Cactus Pipe founded (1959)
Scott Bender appointed President of Cactus Wellhead Equipment ("CWE"), a subsidiary of Cactus Pipe (1977)
Joel Bender appointed Vice President of CWE (1984)
CWE Merges with Ingram Petroleum Services, forming Ingram Cactus Company ("ICC")
Scott and Joel Bender become President and VP Operations, respectively, of ICC (1986)
ICC sold to Cooper Cameron Corporation (1996)
CAMERON
A Schlumberger Company
Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control ("WGPC")
WOOD GROUP
Steven Bender appointed Rental Business Manager of WGPC (2005)
Scott Bender leaves WGPC (2010)
WGPC Sold to GE Oil and Gas (2011)
GE Oil & Gas
Scott and Joel Bender found Cactus LLC with 18 key managers (2011)
Cactus, Inc. IPO (2018)
Cactus, Inc. initiates regular quarterly dividend (2019)

17

18 2021 Total Revenue by Customer Type 2021 Rental Revenue by Customer Type Majority of customer base represented by larger, well capitalized operators 2021 Product Revenue by Customer Type Note: Cactus’ Field Service revenue driven by the Company’s Product & Rental activity. Large E&P represents exploration & production companies with market capitalization of over $3bn as of August 22, 2022 per FactSet. Majors include international oil companies that engage in upstream and downstream activities Well Established Relationships With High-Quality Customer Base Majors 5% Large E&P 64% SMID E&P 4% Private 27% Majors 8% Large E&P 62% SMID E&P 4% Private 26% Majors 19% Large E&P 51% SMID E&P 1% Private 29%

19 FTI DRQ WEIR NCSM SBO OIS HTG FET NOV 0.0% 10.0% 20.0% 30.0% 40.0% (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% Source: Company filings and Factset. Note: Adj. EBITDA Margins based on latest publicly available annual data. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. YTD 2022 represents first and second quarter of 2022. 1) Cactus EBIT = Adjusted EBITDA – depreciation and amortization. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) ROCE reflects weighted average of 2017, 2018, 2019, 2020 and 2021. ROCE = (Adj. EBITDA less D&A) / (Average of the subject year and preceding year capitalization including capital leases). ChampionX ROCE data represents legacy Apergy for 2016 – 2019 and ChampionX for 2020 and 2021. Year-end 2021 DMC Global Inc. capital employed figure excludes $480mm related to the acquisition of Arcadia and assocaited noncontrolling interest for comparative purposes. YTD 2022 Adjusted EBITDA Margin (%) ROCE(2) (2017 – 2021) (%) (1) Returns & Margins Have Outperformed Peers

20 111% (54%) WHD OSX Share Price Performance of Cactus vs. the OSX since IPO Note: Data based on share price performance from 2/7/2018 to 9/1/2022.Cactus 2/7/2018 price set as IPO price of $19 per share. Source: Factset Share Price Outperformed the OSX in 2018, 2019, 2020 and 2021 Execution Has Driven Equity Outperformance 0%

21 Goodwill, Intangible, Long-Lived & Other Asset Impairment Expenses ($mm) (2015 – 2021) Note: Peers include: ChampionX, Dril-Quip, Core Labratories, National Oilwell Varco, Oil States International and TechnipFMC. ChampionX data represents legacy Apergy prior to merger. TechnipFMC financial data represents FMC Technologies from 2015-2016 and TechnipFMC pro forma for the separation from Technip Energies from 2017 – 2021. Source: Company filings and annual reports. Cactus Has Recorded Zero Impairment Charges Through the Cycle $0 $664 $656 $251 $133 $- $250 $500 $750 $1,000 WHD Peer A Peer B Peer C Peer D Peer E Peer F $10,597 ($mm) History of Prudent Investment Strategy $7,722

22 Cactus’ Dividends & Associated Distributions to Members Paid Since 2018 ($ in millions) Source: Company filings and annual reports. 1. Annualized based upon $16.7 million of dividend payments and associated distributions made during the first half of 2022. Although we intend to continue paying the quarterly dividend at the current levels, Cactus' future dividend policy is within the discretion of Cactus' board of directors and will depend upon then-existing conditions, including Cactus' results of operations, financial condition, capital requirements, investment opportunities, statutory and contractual restrictions on Cactus' ability to pay dividends and other factors Cactus' board of directors may deem relevant. Cactus Has Increased Shareholder Returns in Every Year Since Going Public $- $35 2018 2019 2020 2021 YTD 2022 Annualized Steadily Increasing Return of Capital Profile (1)

23 OFS Change in Dividends Paid Per Share 2Q 2022 Vs. Q4 2019 Source: Company filings. Companies included : Baker Hughes, Core Laboratories, Halliburton, Helmerich & Payne, Liberty Oilfield Services, Nabors, NOV, Patterson-UTI Energy, Schlumberger, Solaris Oilfield Infrastructure, TechnipFMC, U.S. Silica. Cactus Not Only Maintained Its Dividend Rate From 2019, But Increased It Increased Dividend Through the Cycle (100%) (75%) (50%) (25%) 0% 25% W H D C o m p an y A C o m p an y B C o m p an y C C o m p an y D C o m p an y E C o m p an y F C o m p an y G C o m p an y H C o m p an y I C o m p an y J C o m p an y K C o m p an y L No Dividend Cuts During Period             

Clean Balance Sheet & Low Capital Intensity

Balance Sheet & Capital Summary

- June 30, 2022 cash balance of approximately $312 million
- Full year 2022 net capital expenditure guidance of $20 million to $30 million
- Modest maintenance capex requirements
- 2022 capex driven by:
  - Roofline expansion at Bossier City facility (completed in Q1 2022)
  - R&D facility buildout
  - Electrification and additions to rental asset fleet as activity is expected to grow
  - General maintenance

Adjusted EBITDA[(1)] – Net Capital Expenditures[(2)] ($ in millions)



$81.4
$144.4
$173.1
$102.9
$108.7
$169.9
2017
2018
2019
2020
2021
YTD 2022 Ann.

Net Capital Expenditures[(2)] ($ in millions)



$30.7
$68.2
$55.9
$18.1
$11.6
$25.8
2017
2018
2019
2020
2021
YTD 2022 Ann.

Strong balance sheet with track record of cash flow generation

Source: Company filings.

1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, non-cash adjustments for the revaluation of the liability related to the tax receivable agreement, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP.

2) YTD Annualized represents first two quarters of 2022 annualized. Net Capital Expenditures equals net cash flows from investing activities.

24

25  Revenues up 17% sequentially  Adjusted EBITDA up over 30% sequentially  Product market share(1) of nearly 40%  Adjusted EBITDA margin(2) increased to approximately 33% Second Quarter 2022 Performance Outlook & Recent Developments  Q3 2022 Product revenues expected to be up 5 to 10% sequentially  Rigs followed expected to be up approximately 5% versus Q2 2022  Q3 2022 Rental revenues expected to be up by 10% sequentially  Field Service revenue expected to be 24% of combined Product & Rental revenue  August was a record revenue month for the Company  TRA payment and associated distributions of $14.8mm made in Q3 2022 Recent Performance & Outlook 1. Represents the average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore drilling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid-month for each of the three months in the applicable quarter divided by the Baker Hughes U.S. onshore rig count quarterly average. 2. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Incremental Adjusted EBITDA margin represents the sequential change in Adjusted EBITDA divided by the sequential change in revenue during the quarter.

26 3 4 5 6 7 At IPO Current Independent Directors Environmental Social Governance  Cactus, Inc. is committed to reducing its and its industry’s impact on the environment. We will continue to strive to improve our products over time and to initiate more projects and activities that will further reduce our and our industry’s impact on the environment.  Cactus, Inc. is dedicated to improving lives of our employees and the communities where they live. We have policies in place to protect human rights and to require ethical behavior by our employees and suppliers. We seek to make the world a better place by providing products that minimize environmental impact and by requiring fairness, equal opportunity and human dignity.  Our board of directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders  Bylaws permit Eligible Stockholders to make nominations for election to the Board and to have those nominations included in the Company's proxy materials under certain circumstances Source: Company filings.  All manufacturing facilities API and ISO 9001 certified to ensure the highest level of quality and safety  Products & equipment reduce the need for personnel and equipment at the well site and our industry’s impact on the environment Cactus Is Committed to ESG Base Salary 14% STI Target 14% LTI 72% 86% at risk 2021 CEO Target Pay Mix

Appendix

28 Public 80% Management, Board & Select Employees 20% Ownership Profile(4) Company Organizational Structure Source: Company filings. 1. As of August 29, 2022. Excludes effect of dilutive securities. 2. As of September 1, 2022. Market capitalization utilizes total shares outstanding. 3. As of June 30, 2022. 4. As of August 29, 2022. CW Unit Holders Public Investors Cactus, Inc. (NYSE: WHD) Cactus Wellhead, LLC (operating subsidiary) Subsidiaries Ticker WHD (NYSE) Class A Shares Outstanding(1) 60.7mm Class B Shares Outstanding(1) 15.2mm Total Shares Outstanding(1) 75.9mm Market Capitalization(2) ~$3.0bn Finance Lease Obligations(3) $12.5mm Cash and Cash Equivalents(3) $311.7mm Quarterly Dividend Per Share $0.11 Annual Dividend Yield(2) 1.1% Company Profile Organizational Structure(1) Class A Common Stock (80.0% voting power) Class B Common Stock (20.0% voting power) 15.2mm CW Units (20.0% economic rights) 60.7mm CW Units (80.0% economic rights) 100% Class A & Class B Shareholders Have Equal Voting Rights

Non-GAAP Reconciliation

Important Disclosure Regarding Non-GAAP Measures

EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding severance expenses, revaluation of tax receivable agreement, (gain) loss on debt extinguishment, stock-based compensation, and equity offering expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue.

Our management believes EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA, Adjusted EBITDA and Adjusted EBITDA margin because we believe they provide useful information regarding the factors and trends affecting our business.

($ in thousands)	Year Ended December 31,							Annualized Six Months Ended June 30,	Six Months Ended June 30,
	2021	2020	2019	2018	2017	2016	2015	2022	2022
Net income (loss)	$67,470	$59,215	$156,303	$150,281	$66,547	($8,176)	$21,224	$125,726	$62,863
Interest (income) expense, net	774	(701)	(879)	3,595	20,767	20,233	21,837	(408)	(204)
Income tax expense	7,675	10,970	32,020	19,520	1,549	809	784	22,914	11,457
EBIT	75,919	69,484	187,444	173,396	88,863	12,866	43,845	148,232	74,116
Depreciation and amortization	36,308	40,520	38,854	30,153	23,271	21,241	20,580	35,184	17,592
EBITDA	$112,227	$110,004	$226,298	$203,549	$112,134	$34,107	$64,425	$183,416	$91,708
Severance expenses	-	1,864	-	-	-	-	-	-	-
Revaluation of tax receivable agreement liability	(898)	555	(5,336)	-	-	-	-	2,230	1,115
Secondary offering related expenses	406	-	1,042	-	-	-	-	-	-
(Gain) loss on debt extinguishment		-	-	4,305	-	(2,251)	(1,640)	-	-
Stock-based compensation	8,620	8,599	6,995	4,704	-	361	359	10,032	5,016
Adjusted EBITDA	$120,355	$121,022	$228,999	$212,558	$112,134	$32,217	$63,144	$195,678	$97,839
Revenue	$438,589	$348,566	$628,414	$544,135	$341,191	$155,048	$221,395	$632,228	$316,114
Net income (loss) margin	15.4%	17.0%	24.9%	27.6%	19.5%	(5.3%)	9.6%	19.9%	19.9%
Adjusted EBITDA margin	27.4%	34.7%	36.4%	39.1%	32.9%	20.8%	28.5%	31.0%	31.0%

*For the year ended December 31, 2014, we had EBITDA of $88.8 million, representing net income of $59.1 million, excluding net interest expense of $11.2 million, income tax expense of $0.3 million and depreciation and amortization of $18.2 million. There was no early extinguishment of debt in 2014. Stock-based compensation was $1.3 million in 2014. Adjusted EBITDA was equal to $90.1 million. Revenue was $259.5 million, Net Income margin was 22.8% and Adjusted EBITDA margin was 34.7%.

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30 John Fitzgerald Director of Corporate Development & Investor Relations 713-904-4655 IR@CactusWHD.com Investor Relations Contact